   As filed with the Securities and Exchange Commission on April 3, 2000

                                                 Registration No. 333-32446

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                 AMENDMENT

                                   NO 1.

                                    TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                  CURIS, INC.
             (Exact name of registrant as specified in its Charter)

                                ---------------

         Delaware                     2836                  04-35051136
     (State or other      (Primary Standard Industrial    (I.R.S. Employer
     jurisdiction of       Classification Code Number  Identification Number)
     Incorporation or
       Organization

                               45 Moulton Street
                         Cambridge, Massachusetts 02138
                                 (617) 876-0086
  (Address, including Zip Code, and Telephone Number, including Area Code, of
                   Registrant's Principal Executive Offices)
                                 Doros Platika
                     President and Chief Executive Officer
                                  Curis, Inc.
                               45 Moulton Street
                         Cambridge, Massachusetts 02138
                                 (617) 876-0086
 (Name, Address, including Zip Code, and Telephone Number, including Area Code, of Agent for Service)
                                   Copies to:

       Cheryl K. Lawton, Esq.             Jeffrey M. Wiesen, Esq.             Bruce A. Leicher, Esq.
    Creative BioMolecules, Inc.            Lewis J. Geffen, Esq.                  Ontogeny, Inc.
 101 Huntington Avenue, Suite 2400      Mintz, Levin, Cohn, Ferris,             45 Moulton Street
          Boston, MA 02199                Glovsky and Popeo, P.C.              Cambridge, MA 02138
           (617) 912-2900                   One Financial Center                  (617) 876-0086
                                              Boston, MA 02111
                                               (617) 542-6000

     Jonathan H. Hulbert, Esq.             Steven D. Singer, Esq.             Walter J. Smith, Esq.
      Foley, Hoag & Eliot LLP              Philip Rossetti, Esq.                Baker Botts L.L.P.
       One Post Office Square             Jorge L. Contreras, Esq.                910 Louisiana
          Boston, MA 02109                   Hale and Dorr LLP                   One Shell Plaza
           (617) 832-7000                     60 State Street                   Houston, TX 77002
                                              Boston, MA 02109                    (713) 229-1234
                                               (617) 526-6000

  Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after this Registration Statement becomes effective and all other conditions to the proposed merger described herein have been satisfied or waived.
  If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [_]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20. Indemnification of Directors and Officers.

   Article SIXTH of the registrant's Certificate of Incorporation provides, in general, that no director shall be personally liable to the registrant or to any of its stockholders for monetary damages arising out of such director's breach of fiduciary duty as a director of the registrant, except to the extent that the elimination or limitation of such liability is not permitted by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended.

   Article EIGHTH of the registrant's Certificate of Incorporation provides, in general, that the registrant shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the registrant), by reason of the fact that such person is or was, or has agreed to become, a director or officer of the registrant, or is or was serving or has agreed to serve, at the request of the registrant, as a director, officer or trustee of, or in a similar capacity with, another corporation (including any partially or wholly owned subsidiary of the registrant), partnership, joint venture, trust or other enterprise (including any employee benefit plan), against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with any such action, suit or proceeding to the maximum extent permitted by the General Corporation Law of Delaware and further provides that the foregoing right of indemnification shall in no way be exclusive of any other rights of indemnification to which any such director or officer may be entitled, under any by-law, agreement, vote of directors or stockholders or otherwise.

   Section 145(a) of the General Corporation Law of the State of Delaware ("Delaware Corporation Law") provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), because the person is or was a director or officer of the corporation. Such indemnity may be against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and if, with respect to any criminal action or proceeding, the person did not have reasonable cause to believe the person's conduct was unlawful.

   Section 145(b) of the Delaware Corporation Law provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor because the person is or was a director or officer of the corporation, against any expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation.

   Section 145(g) of the Delaware Corporation Law provides, in general, that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation against any liability asserted against the person in any such capacity, or arising out of the person's status as such, whether or not the corporation would have the power to indemnify the person against such liability under the provisions of the law.

Item 21. Exhibits and Financial Statement Schedules.

   (a) The following exhibits are filed herewith or incorporated herein by reference:


 Exhibit
   No.                                 Description
 -------                               -----------

   2 Agreement and Plan of Merger, dated as of February 14, 2000 by and among the Registrant, Creative BioMolecules, Inc., Ontogeny, Inc. and
         Reprogenesis, Inc. (Filed as Exhibit 2.1 to Creative's Current Report on Form 8-K filed February 18, 2000 (File No. 0-19910)).

    3.1  Certificate of Incorporation of the Registrant.

    3.2  By-laws of the Registrant.

   *4    Form of Curis Common Stock Certificate.

   *5 Opinion of Hale and Dorr LLP regarding legality of securities being registered.

   *8.1  Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
         regarding certain U.S. income tax aspects of the merger.

   *8.2 Opinion of Foley, Hoag & Eliot LLP regarding certain U.S. income tax aspects of the merger.

   *8.3 Opinion of Baker Botts L.L.P. regarding certain U.S. income tax aspects of the merger.

 ++10.1 Master Restructuring Agreement, dated as of October 15, 1998, by and between Creative and Stryker Corporation. (Filed as Exhibit 10.10 to
         Creative's Annual Report on Form 10-K for the period ended December
         31, 1998 (File No. 0-19910), and incorporated herein by reference.)

 ++10.2  Asset Purchase Agreement, dated as of October 15, 1998, by and between
         Creative and Stryker Corporation. (Filed as Exhibit 10.11 to
         Creative's Annual Report on Form 10-K for the period ended December
         31, 1998 (File No. 0-19910), and incorporated herein by reference.)

   10.3 Creative Irrevocable License Agreement dated November 20, 1998 by and between Creative and Stryker Corporation. (Filed as Exhibit 10.7 to
         Creative's Annual Report on Form 10-K for the period ended December
         31, 1999 (File No. 0-19910), and incorporated herein by reference.)

   10.4 Stryker Irrevocable License Agreement dated November 20, 1998 by and between the Registrant and Stryker Corporation. (Filed as Exhibit 10.8 to Creative's Annual Report on Form 10-K for the period ended December
         31, 1999 (File No. 0-19910), and incorporated herein by reference.)

   10.5  Assignment from Creative to Stryker dated November 20, 1998. (Filed as
         Exhibit 10.9 to Creative's Annual Report on Form 10-K for the period ended December 31, 1999 (File No. 0-19910), and incorporated herein by reference.)

   10.6 Standard Form Industrial Lease, dated as of October 24, 1988, as amended September 17, 1991, by and between WRC Properties, Inc. and
         Creative. (Filed as Exhibit 10.26 to Creative's Form S-1 Registration
         Statement (Registration No. 33-42159), or amendments thereto, and incorporated herein by reference.)

   10.7  Second Amendment, dated January 28, 1994, to Standard Form Industrial
         Lease dated October 24, 1988, as amended September 17, 1991, by and between Creative and WRC Properties, Inc. (Filed as Exhibit 10.15 to
         Creative's Annual Report on Form 10-K for the period ended September
         30, 1994 (File No. 0-19910), and incorporated herein by reference.)

 Exhibit
   No.                                 Description
 -------                               -----------
   10.8  Third Amendment, dated September 20, 1994, to Standard Form Industrial
         Lease dated October 24, 1988, as amended September 17, 1991 and
         January 28, 1994, by and between Creative and WRC Properties, Inc.
         (Filed as Exhibit 10.16 to Creative's Annual Report on Form 10-K for
         the period ended September 30, 1994 (File No. 0-19910), and incorporated herein by reference.)

   10.9  Fourth Amendment, dated April 10, 1997, to Standard Form Industrial
         Lease dated October 24, 1988, as amended September 17, 1991, January
         28, 1994 and September 20, 1994, by and between Creative and WRC
         Properties, Inc. (Filed as Exhibit 10.53 to Creative's Quarterly
         Report on Form 10-Q for the period ended June 30, 1997 (File No. 0-
         19910), and incorporated herein by reference.)

   10.10 Partial Lease Termination Agreement and Amendment to Lease, dated
         February 28, 1999, by and between Creative and W9/TIB Real Estate
         Limited Partnership (as successor in interest to WRC Properties,
         Inc.). (Filed as Exhibit 10.16 to Creative's Annual Report on Form 10-
         K for the period ended December 31, 1999 (File No. 0-19910), and incorporated herein by reference.)

   10.11 Standard Form Industrial Lease, dated February 25, 1992, by and between Creative and WRC Properties, Inc. (Filed as Exhibit 10.52 to
         Creative's Form S-1 Registration Statement
         (Registration No. 33-46200), or amendments thereto, and incorporated herein by reference.)

   10.12 First Amendment, dated February 28, 1994, to Standard Form Industrial
         Lease dated February 25, 1992 by and between Creative and WRC
         Properties, Inc. (Filed as Exhibit 10.32 to Creative's Annual Report on Form 10-K for the period ended September 30, 1995 (File
         No. 0-19910), and incorporated herein by reference.)

   10.13 Second Amendment, dated September 20, 1994, to Standard Form
         Industrial Lease dated February 25, 1992, as amended February 28,
         1994, by and between Creative and WRC Properties, Inc. (Filed as
         Exhibit 10.33 to Creative's Annual Report on Form 10-K for the period ended September 30, 1995 (File No. 0-19910), and incorporated herein by reference.)

   10.14 Third Amendment, dated April 10, 1997, to Standard Form Industrial
         Lease dated February 25, 1992, as amended February 28, 1994 and
         September 20, 1994, by and between Creative and WRC Properties, Inc.
         (Filed as Exhibit 10.54 to Creative's Quarterly Report on Form 10-Q for the period ended June 30, 1997 (File No. 0-19910), and incorporated herein by reference.)

 ++10.15 CBM Cross-License Agreement, dated as of November 26, 1993, by and between Enzon, Inc. and Creative. (Filed as Exhibit 10.42 to
         Creative's Quarterly Report on Form 10-Q for the period ended
         December 31, 1993 (File No. 0-19910), and incorporated herein by reference.)

 ++10.16 Enzon Cross-License Agreement, dated as of November 26, 1993, by and between Enzon, Inc. and Creative. (Filed as Exhibit 10.43 to
         Creative's Quarterly Report on Form 10-Q for the period ended
         December 31, 1993 (File No. 0-19910), and incorporated herein by reference.)

 ++10.17 Cross-License Agreement, dated as of July 15, 1996, by and between Creative, Genetics Institute, Inc. and Stryker Corporation. (Filed as
         Exhibit 10.1 to the Quarterly Report on Form 10-Q for the period ended
         September 30, 1996 of Genetics Institute, Inc. (File No. 0-14587), filed with the Securities and Exchange Commission on November 6, 1996 and incorporated herein by reference.)

 ++10.18 Research Collaboration and License Agreement, dated December 9, 1996, by and between Creative and Biogen, Inc. (Filed as Exhibit 10.37 to Creative's Annual Report on Form 10-K for the period ended December
         31, 1996 (File No. 0-19910), and incorporated herein by reference.)

 ++10.19 Amendment Agreement, dated December 30, 1998, by and between Creative and Biogen, Inc. (Filed as Exhibit 10.38 to Creative's Annual Report on Form 10-K for the period ended December 31, 1998 (File No. 0-
         19910), and incorporated herein by reference.)

 Exhibit
   No.                                 Description
 -------                               -----------

  10.20 Restricted Stock Purchase Agreement, dated December 9, 1996, by and between Creative and Biogen, Inc. (Filed as Exhibit 10.38 to
         Creative's Annual Report on Form 10-K for the period ended
         December 31, 1996 (File No. 0-19910), and incorporated herein by reference.)

  10.21  Lease, dated June 16, 1997, by and between Creative and The Prudential
         Insurance Company of America. (Filed as Exhibit 10.55 to Creative's
         Quarterly Report on Form 10-Q for the period ended June 30, 1997 (File
         No. 0-19910), and incorporated herein by reference.)

  10.22 First Amendment, dated August 10, 1998, to Lease dated April 10, 1997, by and between Creative and The Prudential Insurance Company of America. (Filed as Exhibit 10.56 to Creative's Quarterly Report on
         Form 10-Q for the period ended September 30, 1998 (File No. 0-19910), and incorporated herein by reference.)

  10.23 Master Lease Agreement, dated October 6, 1997, by and between Creative and FINOVA Technology Finance, Inc. (Filed as Exhibit 10.38 to
         Creative's Annual Report on Form 10-K for the period ended December
         31, 1997 (File No. 0-19910), and incorporated herein by reference.)

  10.24 Employment Agreement, dated as of January 2, 1992, by and between Charles Cohen, Ph.D. and Creative. (Filed as Exhibit 10.47 to
         Creative's Form S-1 Registration Statement (Registration No. 33-
         46200), or amendments thereto, and incorporated herein by reference.)

  10.25  Employment Agreement, dated July 17, 1995, by and between Michael M.
         Tarnow and Creative. (Filed as Exhibit 99.1 to Creative's Report on
         Form 8-K for the August 31, 1995 Event (File No. 0-19910), and incorporated herein by reference.)

  10.26  Employment Agreement, dated January 13, 1997, by and between Cheryl K.
         Lawton and Creative. (Filed as Exhibit 10.50 to Creative's Quarterly
         Report on Form 10-Q for the period ended March 31, 1997 (File No. 0-
         19910), and incorporated herein by reference.)

  10.27  Employment Agreement, dated February 18, 1997, by and between Steven
         L. Basta and Creative. (Filed as Exhibit 10.51 to Creative's Quarterly
         Report on Form 10-Q for the period ended March 31, 1997 (File No. 0-
         19910), and incorporated herein by reference.)

  10.28  Employment Agreement, dated September 17, 1997, by and between Carl M.
         Cohen, Ph.D., and Creative. (Filed as Exhibit 10.53 to Creative's
         Annual Report on Form 10-K for the period ended December 31, 1997
         (File No. 0-19910), and incorporated herein by reference.)

 *10.29  Promissory Note dated February 8, 2000 by Mr. Michael Tarnow to
         Creative.

 *10.30  Promissory Note dated February 8, 2000 by Dr. Charles Cohen to
         Creative.

  10.31  Promissory Note dated March 13, 2000 by Dr. Daniel Omstead to
         Reprogenesis.

 +10.32  License Agreement, dated November 30, 1997, by and between
         Reprogenesis and the Regents of the University of Michigan, as amended by the Amendment to License Agreement dated August 1999.

 +10.33  Amended and Restated License Agreement (Exclusive), dated July 1,
         1996, by and between Reprogenesis and the Massachusetts Institute of Technology, as amended by the First Amendment to Restated License
         Agreement dated June 9, 1999.

 +10.34  Patent License Agreement (Exclusive), dated 10/30/96, by and between
         Reprogenesis and the Massachusetts Institute of Technology.

 +10.35  Exclusive License Agreement, dated February 22, 2000, by and between
         Reprogenesis and Children's Medical Center Corporation.

 Exhibit
   No.                                 Description
 -------                               -----------

  10.36 Lease, dated September 25, 1997, with respect to real property located at 21 Erie Street, Cambridge, Massachusetts, as amended by the First
         Amendment to Lease, dated October 1, 1998, by and between Reprogenesis and 21 Erie Realty Trust.

 +10.37 Termination and Release Agreement dated January 27, 1999, by and between Reprogenesis and American Medical Systems, Inc.

  10.38  Financial Assistance Award (Development of Perivascular Endothelial
         Cell Implants), dated November 1, 1999, by and between Reprogenesis and the National Institute of Standards and Technology, Advanced
         Technology Program.

  10.39  Stock Subscription Warrant dated July 2, 1998, by and between
         Reprogenesis and TBCC Funding Trust II.

 +10.40  Amended and Restated Research and Commercialization Agreement, dated
         November 30, 1998, as amended by letter dated December 18, 1998, by and between Ontogeny and Biogen, Inc.

  10.41 Employment Agreement, dated as of June 17, 1996, by and between Ontogeny and Doros Platika, M.D.

  10.42 Lease, dated as of November 16, 1995 as amended, by and between Ontogeny and Moulton Realty Corp.

 +10.43 License Agreement, dated as of February 12, 1996, by and between Ontogeny and Leland Stanford Junior University.

 +10.44  License Agreement, dated as of September 26, 1996 and amended January
         15, 1997, by and among Ontogeny, The Johns Hopkins University and
         University of Washington School of Medicine.

 +10.45  License Agreement, dated as of January 1, 1995, and as amended July
         19, 1995 and August 30, 1996, by and between Ontogeny and The Trustees of Columbia University in the City of New York.

 +10.46 License Agreement, dated as of February 9, 1995 and as amended, by and between Ontogeny and the President and Fellows of Harvard University.

  10.47  Third Amended and Restated Registration Rights and Right of First
         Refusal Agreement, dated as of October 31, 1998, by and among Ontogeny and the holders of the Senior Preferred Stock.

  10.48 Registration Rights Agreement, dated as of July 1, 1996, by and between Ontogeny and Biogen, Inc. and First Amendment, dated as of November 30, 1998.

  10.49 Registration Rights Agreement, dated as of September 26, 1996, by and between Ontogeny and Corange International Limited (now, Roche).

  10.50 Scientific Advisor and Consulting Agreement by and between Ontogeny and Douglas A. Melton, dated August 1, 1994 and amended November 12,
         1997 and January 22, 2000.

  10.51  Stock Restriction Agreement by and between Ontogeny and George A.
         Eldridge, dated as of May 10, 1996.

  10.52 Stock Restriction Agreement by and between Ontogeny and Doros Platika, dated as of July 25, 1996.

  10.53 Warrant Agreement, dated as of November 2, 1994, by and between Ontogeny and Comdisco, Inc.

  10.54 Warrant Agreement, dated as of January 29, 1996, by and between Ontogeny and Lighthouse Capital Partners, L.P.

  10.55 Warrant Agreement, dated as of December 8, 1997, by and between Ontogeny and Comdisco, Inc.

  10.56 Warrant Agreement, dated as of October 1, 1997, by and between Ontogeny and Lighthouse Capital Partners, L.P.

 Exhibit
   No.                                 Description
 -------                               -----------

  10.57 Stock Subscription Warrant, dated as of November 21, 1997, by and between Ontogeny and mmc Ventures to purchase 1,350 shares of Common
         Stock.

  10.58 Warrant Agreement, dated as of November 21, 1997, by and between Ontogeny and TransAmerica Business Credit Corporation.

  10.59 Warrant Agreement, dated as of September 1, 1999, by and between Ontogeny and Comdisco, Inc.

  10.60 Stock Subscription Warrant, dated as of November 15, 1999, by and between Ontogeny and Transamerica Business Credit Corp.

  10.61 Warrant Agreement, dated as of December 17, 1999, by and between Ontogeny and Lighthouse Capital Partners, L.P.

 +10.62 Research Collaboration and Option Agreement by and between Ontogeny and Becton, Dickinson and Company, dated January 13, 1999.

 *10.63 Secured Promissory Note dated June 17, 1996, by and between Ontogeny and Dr. Platika in the original principal amount of $500,000.

  10.64  Pledge Agreement dated June 17, 1999, by and between Ontogeny, Inc.
         and Dr. Platika.

 +10.65 Exclusive License Agreement, dated as of November 2, 1998, by and among Ontogeny and the Board of Trustees of Leland Stanford Junior
         University and Johns Hopkins University.

 +10.66 License Agreement, dated as of November 20, 1997, by and between Ontogeny and the Board of Trustees of Leland Stanford Junior
         University.

 +10.67 License Agreement, dated as of November 30, 1998, by and between Ontogeny and the Board of Trustees of Leland Stanford Junior
         University.

 +10.68 License Agreement, dated as of June 13, 1996, by and between Ontogeny and the President and Fellows of Harvard College.

 +10.69 License Agreement, dated as of February 1, 1997, by and between Ontogeny and the President and Fellows of Harvard College.

  23.1 Consent of Hale and Dorr LLP (included as part of its opinion filed as Exhibit 5 and incorporated herein by reference).

  23.2   Consent of Arthur Andersen LLP.

  23.3   Consent of Deloitte & Touche LLP.

  23.4   Consent of PricewaterhouseCoopers LLP.

  23.5   Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
         (included as part of its opinion filed as Exhibit 8.1 and incorporated herein by reference).

  23.6 Consent of Foley, Hoag & Eliot LLP (included as part of its opinion filed as Exhibit 8.2 and incorporated herein by reference).

  23.7 Consent of Baker Botts L.L.P. (included as part of its opinion filed as Exhibit 8.3 and incorporated herein by reference).

  23.8   Consent of Chase Securities Inc.

  23.9   Consent of SG Cowen Securities Corporation.

   24 Power of Attorney (included on the signature page of this Form S-4 and incorporated herein by reference).

  27.1   Reprogenesis, Inc. Financial Data Schedule.


 Exhibit
   No.                        Description
 -------                      -----------

  27.2   Creative BioMolecules, Inc., Financial Data Schedule.

  27.3   Ontogeny, Inc. Financial Data Schedule.

 *99.1   Form of Proxy of Creative BioMolecules, Inc.

 *99.2   Form of Proxy of Ontogeny, Inc.

 *99.3   Form of Proxy of Reprogenesis, Inc.

--------

 *  To be filed by amendment.

 ++ Confidential treatment has been granted as to certain portions of this Exhibit.

 +  Confidential treatment requested as to certain portions of this Exhibit.

Registrant hereby agrees to furnish supplementally any schedules that have been omitted from this Exhibit to the Securities and Exchange Commission upon its request.


   (b) Financial Statement Schedules

   All schedules have been omitted because they are not required or because the required information is given in the financial statements or notes to those statements for each of Creative, Ontogeny and Reprogenesis.

Item 22. Undertakings

   The undersigned Registrant hereby undertakes:

     (1) that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to
  Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

     (2) that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form;

     (3) that every prospectus (i) that is filed pursuant to paragraph (2) immediately preceding, or (ii) that purports to meet the requirements of
  Section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

     (4) to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of any such request, and to send the incorporated documents by first class mail or other equally prompt means, including information contained in documents filed after the effective date of this registration statement through the date of responding to such request; and

     (5) to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in this registration statement when it became effective.

   Insofar as indemnification for liabilities under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described in Item 20 above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. If a claim of indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in a successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, we have duly caused this Amendment No. 1 to the registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in Boston, Massachusetts, on this 3rd day of April, 2000.

                                          CURIS, INC.

                                          By: /s/ Doros Platika
                                             ----------------------------------
                                             Name: Doros Platika
                                             Title: President

                             POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Doros Platika, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney may be executed in counterparts.

   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

                 Signature                            Title                  Date
                 ---------                            -----                  ----

             /s/ Doros Platika              Chief Executive Officer      April 3, 2000
___________________________________________  (principal executive
               Doros Platika                 officer) and Director

          /s/ George A. Eldridge            Vice President and Chief     April 3, 2000
___________________________________________  Financial Officer
            George A. Eldridge               (principal financial and
                                             accounting officer)

                     *                      Director                     April 3, 2000
___________________________________________
            James R. McNab, Jr.

                     *                      Director                     April 3, 2000
___________________________________________
              James R. Tobin

                     *                      Director                     April 3, 2000
___________________________________________
             Douglas A. Melton

                 Signature                            Title                  Date
                 ---------                            -----                  ----

                     *                      Director                     April 3, 2000
___________________________________________
            Michael Rosenblatt

                     *                      Director                     April 3, 2000
___________________________________________
              Ruth B. Kunath

                     *                      Director                     April 3, 2000
___________________________________________
            Martyn D. Greenacre

            * /s/ Doros Platika
___________________________________________
             Doros Platika as
             Attorney-in-Fact

                                 EXHIBIT INDEX


 Exhibit
   No.                                 Description
 -------                               -----------

   2 Agreement and Plan of Merger, dated as of February 14, 2000 by and among the Registrant, Creative BioMolecules, Inc., Ontogeny, Inc. and
         Reprogenesis, Inc. (Filed as Exhibit 2.1 to Creative's Current Report on Form 8-K filed February 18, 2000 (File No. 0-19910)).

    3.1  Certificate of Incorporation of the Registrant.

    3.2  By-laws of the Registrant.

   *4    Form of Curis Common Stock Certificate.

   *5 Opinion of Hale and Dorr LLP regarding legality of securities being registered.

   *8.1  Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
         regarding certain U.S. income tax aspects of the merger.

   *8.2 Opinion of Foley, Hoag & Eliot LLP regarding certain U.S. income tax aspects of the merger.

   *8.3 Opinion of Baker Botts L.L.P. regarding certain U.S. income tax aspects of the merger.

 ++10.1 Master Restructuring Agreement, dated as of October 15, 1998, by and between Creative and Stryker Corporation. (Filed as Exhibit 10.10 to
         Creative's Annual Report on Form 10-K for the period ended December
         31, 1998 (File No. 0-19910), and incorporated herein by reference.)

 ++10.2  Asset Purchase Agreement, dated as of October 15, 1998, by and between
         Creative and Stryker Corporation. (Filed as Exhibit 10.11 to
         Creative's Annual Report on Form 10-K for the period ended December
         31, 1998 (File No. 0-19910), and incorporated herein by reference.)

   10.3 Creative Irrevocable License Agreement dated November 20, 1998 by and between Creative and Stryker Corporation. (Filed as Exhibit 10.7 to
         Creative's Annual Report on Form 10-K for the period ended December
         31, 1999 (File No. 0-19910), and incorporated herein by reference.)

   10.4 Stryker Irrevocable License Agreement dated November 20, 1998 by and between the Registrant and Stryker Corporation. (Filed as Exhibit 10.8 to Creative's Annual Report on Form 10-K for the period ended December
         31, 1999 (File No. 0-19910), and incorporated herein by reference.)

   10.5  Assignment from Creative to Stryker dated November 20, 1998. (Filed as
         Exhibit 10.9 to Creative's Annual Report on Form 10-K for the period ended December 31, 1999 (File No. 0-19910), and incorporated herein by reference.)

   10.6 Standard Form Industrial Lease, dated as of October 24, 1988, as amended September 17, 1991, by and between WRC Properties, Inc. and
         Creative. (Filed as Exhibit 10.26 to Creative's Form S-1 Registration
         Statement (Registration No. 33-42159), or amendments thereto, and incorporated herein by reference.)

   10.7  Second Amendment, dated January 28, 1994, to Standard Form Industrial
         Lease dated October 24, 1988, as amended September 17, 1991, by and between Creative and WRC Properties, Inc. (Filed as Exhibit 10.15 to
         Creative's Annual Report on Form 10-K for the period ended September
         30, 1994 (File No. 0-19910), and incorporated herein by reference.)

                            EXHIBIT INDEX continued

 Exhibit
   No.                                 Description
 -------                               -----------
   10.8  Third Amendment, dated September 20, 1994, to Standard Form Industrial
         Lease dated October 24, 1988, as amended September 17, 1991 and
         January 28, 1994, by and between Creative and WRC Properties, Inc.
         (Filed as Exhibit 10.16 to Creative's Annual Report on Form 10-K for
         the period ended September 30, 1994 (File No. 0-19910), and incorporated herein by reference.)

   10.9  Fourth Amendment, dated April 10, 1997, to Standard Form Industrial
         Lease dated October 24, 1988, as amended September 17, 1991, January
         28, 1994 and September 20, 1994, by and between Creative and WRC
         Properties, Inc. (Filed as Exhibit 10.53 to Creative's Quarterly
         Report on Form 10-Q for the period ended June 30, 1997 (File No. 0-
         19910), and incorporated herein by reference.)

   10.10 Partial Lease Termination Agreement and Amendment to Lease, dated
         February 28, 1999, by and between Creative and W9/TIB Real Estate
         Limited Partnership (as successor in interest to WRC Properties,
         Inc.). (Filed as Exhibit 10.16 to Creative's Annual Report on Form 10-
         K for the period ended December 31, 1999 (File No. 0-19910), and incorporated herein by reference.)

   10.11 Standard Form Industrial Lease, dated February 25, 1992, by and between Creative and WRC Properties, Inc. (Filed as Exhibit 10.52 to
         Creative's Form S-1 Registration Statement
         (Registration No. 33-46200), or amendments thereto, and incorporated herein by reference.)

   10.12 First Amendment, dated February 28, 1994, to Standard Form Industrial
         Lease dated February 25, 1992 by and between Creative and WRC
         Properties, Inc. (Filed as Exhibit 10.32 to Creative's Annual Report on Form 10-K for the period ended September 30, 1995 (File
         No. 0-19910), and incorporated herein by reference.)

   10.13 Second Amendment, dated September 20, 1994, to Standard Form
         Industrial Lease dated February 25, 1992, as amended February 28,
         1994, by and between Creative and WRC Properties, Inc. (Filed as
         Exhibit 10.33 to Creative's Annual Report on Form 10-K for the period ended September 30, 1995 (File No. 0-19910), and incorporated herein by reference.)

   10.14 Third Amendment, dated April 10, 1997, to Standard Form Industrial
         Lease dated February 25, 1992, as amended February 28, 1994 and
         September 20, 1994, by and between Creative and WRC Properties, Inc.
         (Filed as Exhibit 10.54 to Creative's Quarterly Report on Form 10-Q for the period ended June 30, 1997 (File No. 0-19910), and incorporated herein by reference.)

 ++10.15 CBM Cross-License Agreement, dated as of November 26, 1993, by and between Enzon, Inc. and Creative. (Filed as Exhibit 10.42 to
         Creative's Quarterly Report on Form 10-Q for the period ended
         December 31, 1993 (File No. 0-19910), and incorporated herein by reference.)

 ++10.16 Enzon Cross-License Agreement, dated as of November 26, 1993, by and between Enzon, Inc. and Creative. (Filed as Exhibit 10.43 to
         Creative's Quarterly Report on Form 10-Q for the period ended
         December 31, 1993 (File No. 0-19910), and incorporated herein by reference.)

 ++10.17 Cross-License Agreement, dated as of July 15, 1996, by and between Creative, Genetics Institute, Inc. and Stryker Corporation. (Filed as
         Exhibit 10.1 to the Quarterly Report on Form 10-Q for the period ended
         September 30, 1996 of Genetics Institute, Inc. (File No. 0-14587), filed with the Securities and Exchange Commission on November 6, 1996 and incorporated herein by reference.)

 ++10.18 Research Collaboration and License Agreement, dated December 9, 1996, by and between Creative and Biogen, Inc. (Filed as Exhibit 10.37 to Creative's Annual Report on Form 10-K for the period ended December
         31, 1996 (File No. 0-19910), and incorporated herein by reference.)

 ++10.19 Amendment Agreement, dated December 30, 1998, by and between Creative and Biogen, Inc. (Filed as Exhibit 10.38 to Creative's Annual Report on Form 10-K for the period ended December 31, 1998 (File No. 0-
         19910), and incorporated herein by reference.)

                            EXHIBIT INDEX continued

 Exhibit
   No.                                 Description
 -------                               -----------

  10.20 Restricted Stock Purchase Agreement, dated December 9, 1996, by and between Creative and Biogen, Inc. (Filed as Exhibit 10.38 to
         Creative's Annual Report on Form 10-K for the period ended
         December 31, 1996 (File No. 0-19910), and incorporated herein by reference.)

  10.21  Lease, dated June 16, 1997, by and between Creative and The Prudential
         Insurance Company of America. (Filed as Exhibit 10.55 to Creative's
         Quarterly Report on Form 10-Q for the period ended June 30, 1997 (File
         No. 0-19910), and incorporated herein by reference.)

  10.22 First Amendment, dated August 10, 1998, to Lease dated April 10, 1997, by and between Creative and The Prudential Insurance Company of America. (Filed as Exhibit 10.56 to Creative's Quarterly Report on
         Form 10-Q for the period ended September 30, 1998 (File No. 0-19910), and incorporated herein by reference.)

  10.23 Master Lease Agreement, dated October 6, 1997, by and between Creative and FINOVA Technology Finance, Inc. (Filed as Exhibit 10.38 to
         Creative's Annual Report on Form 10-K for the period ended December
         31, 1997 (File No. 0-19910), and incorporated herein by reference.)

  10.24 Employment Agreement, dated as of January 2, 1992, by and between Charles Cohen, Ph.D. and Creative. (Filed as Exhibit 10.47 to
         Creative's Form S-1 Registration Statement (Registration No. 33-
         46200), or amendments thereto, and incorporated herein by reference.)

  10.25  Employment Agreement, dated July 17, 1995, by and between Michael M.
         Tarnow and Creative. (Filed as Exhibit 99.1 to Creative's Report on
         Form 8-K for the August 31, 1995 Event (File No. 0-19910), and incorporated herein by reference.)

  10.26  Employment Agreement, dated January 13, 1997, by and between Cheryl K.
         Lawton and Creative. (Filed as Exhibit 10.50 to Creative's Quarterly
         Report on Form 10-Q for the period ended March 31, 1997 (File No. 0-
         19910), and incorporated herein by reference.)

  10.27  Employment Agreement, dated February 18, 1997, by and between Steven
         L. Basta and Creative. (Filed as Exhibit 10.51 to Creative's Quarterly
         Report on Form 10-Q for the period ended March 31, 1997 (File No. 0-
         19910), and incorporated herein by reference.)

  10.28  Employment Agreement, dated September 17, 1997, by and between Carl M.
         Cohen, Ph.D., and Creative. (Filed as Exhibit 10.53 to Creative's
         Annual Report on Form 10-K for the period ended December 31, 1997
         (File No. 0-19910), and incorporated herein by reference.)

 *10.29  Promissory Note dated February 8, 2000 by Mr. Michael Tarnow to
         Creative.

 *10.30  Promissory Note dated February 8, 2000 by Dr. Charles Cohen to
         Creative.

  10.31  Promissory Note dated March 13, 2000 by Dr. Daniel Omstead to
         Reprogenesis.

 +10.32  License Agreement, dated November 30, 1997, by and between
         Reprogenesis and the Regents of the University of Michigan, as amended by the Amendment to License Agreement dated August 1999.

 +10.33  Amended and Restated License Agreement (Exclusive), dated July 1,
         1996, by and between Reprogenesis and the Massachusetts Institute of Technology, as amended by the First Amendment to Restated License
         Agreement dated June 9, 1999.

 +10.34  Patent License Agreement (Exclusive), dated 10/30/96, by and between
         Reprogenesis and the Massachusetts Institute of Technology.

 +10.35  Exclusive License Agreement, dated February 22, 2000, by and between
         Reprogenesis and Children's Medical Center Corporation.

                            EXHIBIT INDEX continued

 Exhibit
   No.                                 Description
 -------                               -----------

  10.36 Lease, dated September 25, 1997, with respect to real property located at 21 Erie Street, Cambridge, Massachusetts, as amended by the First
         Amendment to Lease, dated October 1, 1998, by and between Reprogenesis and 21 Erie Realty Trust.

 +10.37 Termination and Release Agreement dated January 27, 1999, by and between Reprogenesis and American Medical Systems, Inc.

  10.38  Financial Assistance Award (Development of Perivascular Endothelial
         Cell Implants), dated November 1, 1999, by and between Reprogenesis and the National Institute of Standards and Technology, Advanced
         Technology Program.

  10.39  Stock Subscription Warrant dated July 2, 1998, by and between
         Reprogenesis and TBCC Funding Trust II.

 +10.40  Amended and Restated Research and Commercialization Agreement, dated
         November 30, 1998, as amended by letter dated December 18, 1998, by and between Ontogeny and Biogen, Inc.

  10.41 Employment Agreement, dated as of June 17, 1996, by and between Ontogeny and Doros Platika, M.D.

  10.42 Lease, dated as of November 16, 1995 as amended, by and between Ontogeny and Moulton Realty Corp.

 +10.43 License Agreement, dated as of February 12, 1996, by and between Ontogeny and Leland Stanford Junior University.

 +10.44  License Agreement, dated as of September 26, 1996 and amended January
         15, 1997, by and among Ontogeny, The Johns Hopkins University and
         University of Washington School of Medicine.

 +10.45  License Agreement, dated as of January 1, 1995, and as amended July
         19, 1995 and August 30, 1996, by and between Ontogeny and The Trustees of Columbia University in the City of New York.

 +10.46 License Agreement, dated as of February 9, 1995 and as amended, by and between Ontogeny and the President and Fellows of Harvard University.

  10.47  Third Amended and Restated Registration Rights and Right of First
         Refusal Agreement, dated as of October 31, 1998, by and among Ontogeny and the holders of the Senior Preferred Stock.

  10.48 Registration Rights Agreement, dated as of July 1, 1996, by and between Ontogeny and Biogen, Inc. and First Amendment, dated as of November 30, 1998.

  10.49 Registration Rights Agreement, dated as of September 26, 1996, by and between Ontogeny and Corange International Limited (now, Roche).

  10.50 Scientific Advisor and Consulting Agreement by and between Ontogeny and Douglas A. Melton, dated August 1, 1994 and amended November 12,
         1997 and January 22, 2000.

  10.51  Stock Restriction Agreement by and between Ontogeny and George A.
         Eldridge, dated as of May 10, 1996.

  10.52 Stock Restriction Agreement by and between Ontogeny and Doros Platika, dated as of July 25, 1996.

  10.53 Warrant Agreement, dated as of November 2, 1994, by and between Ontogeny and Comdisco, Inc.

  10.54 Warrant Agreement, dated as of January 29, 1996, by and between Ontogeny and Lighthouse Capital Partners, L.P.

  10.55 Warrant Agreement, dated as of December 8, 1997, by and between Ontogeny and Comdisco, Inc.

  10.56 Warrant Agreement, dated as of October 1, 1997, by and between Ontogeny and Lighthouse Capital Partners, L.P.

                            EXHIBIT INDEX continued

 Exhibit
   No.                                 Description
 -------                               -----------

  10.57 Stock Subscription Warrant, dated as of November 21, 1997, by and between Ontogeny and mmc Ventures to purchase 1,350 shares of Common
         Stock.

  10.58 Warrant Agreement, dated as of November 21, 1997, by and between Ontogeny and TransAmerica Business Credit Corporation.

  10.59 Warrant Agreement, dated as of September 1, 1999, by and between Ontogeny and Comdisco, Inc.

  10.60 Stock Subscription Warrant, dated as of November 15, 1999, by and between Ontogeny and Transamerica Business Credit Corp.

  10.61 Warrant Agreement, dated as of December 17, 1999, by and between Ontogeny and Lighthouse Capital Partners, L.P.

 +10.62 Research Collaboration and Option Agreement by and between Ontogeny and Becton, Dickinson and Company, dated January 13, 1999.

 *10.63 Secured Promissory Note dated June 17, 1996 by and between Ontogeny and Dr. Platika in the original principal amount of $500,000.

  10.64  Pledge Agreement dated June 17, 1999 by and between Ontogeny, Inc. and
         Dr. Platika.

 +10.65 Exclusive License Agreement, dated as of November 2, 1998, by and among Ontogeny and the Board of Trustees of Leland Stanford Junior
         University and Johns Hopkins University.

 +10.66 License Agreement, dated as of November 20, 1997, by and between Ontogeny and the Board of Trustees of Leland Stanford Junior
         University.

 +10.67 License Agreement, dated as of November 30, 1998, by and between Ontogeny and the Board of Trustees of Leland Stanford Junior
         University.

 +10.68 License Agreement, dated as of June 13, 1996, by and between Ontogeny and the President and Fellows of Harvard College.

 +10.69 License Agreement, dated as of February 1, 1997, by and between Ontogeny and the President and Fellows of Harvard College.

  23.1 Consent of Hale and Dorr LLP (included as part of its opinion filed as Exhibit 5 and incorporated herein by reference).

  23.2   Consent of Arthur Andersen LLP.

  23.3   Consent of Deloitte & Touche LLP.

  23.4   Consent of PricewaterhouseCoopers LLP.

  23.5   Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
         (included as part of its opinion filed as Exhibit 8.1 and incorporated herein by reference).

  23.6 Consent of Foley, Hoag & Eliot LLP (included as part of its opinion filed as Exhibit 8.2 and incorporated herein by reference).

  23.7 Consent of Baker Botts L.L.P. (included as part of its opinion filed as Exhibit 8.3 and incorporated herein by reference).

  23.8   Consent of Chase Securities Inc.

  23.9   Consent of SG Cowen Securities Corporation.

   24 Power of Attorney (included on the signature page of this Form S-4 and incorporated herein by reference).

  27.1   Reprogenesis, Inc. Financial Data Schedule.
